Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Adam Chesnoff, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(1)	the accompanying Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2018 of Saban Capital Acquisition Corp. (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Saban Capital Acquisition Corp.

Dated: May 4, 2018	/s/ Adam Chesnoff
Adam Chesnoff
Chief Executive Officer and President
(Principal Executive Officer)

This Certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Saban Capital Acquisition Corp. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.